                       LETTER OF ELECTION AND TRANSMITTAL


               TO EXCHANGE EACH OUTSTANDING SHARE OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                       OF

                          CYPRUS AMAX MINERALS COMPANY
                                      FOR

                         0.3376 SHARES OF COMMON STOCK

                                       OF


                            PHELPS DODGE CORPORATION



                      OR $19.81 NET TO THE SELLER IN CASH


SUBJECT, IN EACH CASE, TO THE ELECTION AND PRORATION PROCEDURES DESCRIBED IN THE


             PROSPECTUS AND THIS LETTER OF ELECTION AND TRANSMITTAL


         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,

     NEW YORK CITY TIME, ON OCTOBER 5, 1999, UNLESS THE OFFER IS EXTENDED.


                      THE EXCHANGE AGENT FOR THE OFFER IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

             By Mail:                           By Hand:                    By Overnight Delivery:
                                                                          Reorganization Department
    Reorganization Department          Reorganization Department              85 Challenger Road
           PO Box 3301                 120 Broadway, 13(th) Floor              Mail Stop-Reorg
    South Hackensack, NJ 07606             New York, NY 10271             Ridgefield Park, NJ 07660
                                       By Facsimile Transmission:
                                    (for Eligible Institutions only)
                                          Fax: (201) 296-4293
                                         Confirm by Telephone:
                                             (201) 296-4860


     DELIVERY OF THIS LETTER OF ELECTION AND TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF ELECTION AND TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.



     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF ELECTION AND TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF ELECTION AND TRANSMITTAL IS COMPLETED.



     This Letter of Election and Transmittal is to be completed by shareholders if certificates for Cyprus Amax Shares (including the Cyprus Amax Rights) (as each is defined herein) are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Cyprus Amax Shares are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth under "The Offer -- Procedure for Tendering" in the Prospectus. SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE CYPRUS AMAX RIGHT FOR EACH CYPRUS AMAX SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF CYPRUS AMAX SHARES, UNLESS THE RIGHTS PLAN CONDITION (AS DEFINED IN THE PROSPECTUS) HAS BEEN SATISFIED OR WAIVED. UNLESS THE CYPRUS AMAX DISTRIBUTION DATE (AS DEFINED IN THE PROSPECTUS) OCCURS, A TENDER OF CYPRUS AMAX SHARES WILL CONSTITUTE A TENDER OF THE ASSOCIATED CYPRUS AMAX RIGHTS. Shareholders who tender Cyprus Amax Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders." Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Cyprus Amax Shares according to the guaranteed delivery procedures set forth under "The Offer -- Procedure for Tendering" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED HEREIN).

  BOX A:                             ELECTION


                    (See General Instructions 2, 12 and 13)

--------------------------------------------------------------------------------


  Please list the number of Cyprus Amax Shares


  for which you wish to make the following elections: __________

--------------------------------------------------------------------------------


  Number of Cyprus Amax Shares for which you are electing to receive cash: __________

--------------------------------------------------------------------------------


  Number of Cyprus Amax Shares for which you are electing to receive


  Phelps Dodge Common Stock: __________

--------------------------------------------------------------------------------


  Number of Shares for which you are not making any election: __________

--------------------------------------------------------------------------------


  Total Number of Cyprus Amax Shares held by you: __________


[ ] CHECK HERE IF CYPRUS AMAX SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

   Name(s) of Registered Holder(s)
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery
   ---------------------------------------------------------------------

   Name of Institution which Guaranteed Delivery
   --------------------------------------------------------------------------

[ ] CHECK HERE IF CYPRUS AMAX SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE ACT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   DTC Account Number
   -----------------------------------------------------------------------------

   Transaction Code Number
   -----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF CYPRUS AMAX SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
             (PLEASE FILL IN EXACTLY AS NAME(S)                              CYPRUS AMAX SHARES TENDERED
                APPEAR(S) ON CERTIFICATE(S)                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                     CYPRUS AMAX
                                                                                       SHARES            CYPRUS AMAX
                                                                 CERTIFICATE        EVIDENCED BY           SHARES
                                                                 NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             Total Cyprus
                                                             Amax Shares
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders delivering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Cyprus Amax Shares evidenced by a certificate(s) delivered to the Exchange Agent are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     The undersigned hereby delivers to CAV Corporation, a Delaware corporation and a wholly owned subsidiary of Phelps Dodge Corporation, a New York corporation ("Phelps Dodge"), the above-described shares of common stock, no par value (each, an "Cyprus Amax Share" and, collectively, the "Cyprus Amax Shares"), of Cyprus Amax Minerals Company, a Delaware corporation ("Cyprus Amax"), including the associated preferred share purchase rights (each, an "Cyprus Amax Right" and, collectively, the "Cyprus Amax Rights") issued pursuant to the Rights Agreement, dated as of February 28, 1999, as amended, between Cyprus Amax and The Bank of New York, as Rights Agent, pursuant to Phelps Dodge's offer to exchange 0.2203 shares of common stock, par value $6.25 per share, of Phelps Dodge (the "Phelps Dodge Common Shares") plus $6.89 net to the seller in cash for each outstanding Cyprus Amax Share, on a fully prorated basis subject, in each case, to the election and allocation procedures and upon the terms and subject to the conditions set forth in the Prospectus dated September 22, 1999 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Election and Transmittal (which together with the Prospectus constitutes the "Offer"). The undersigned elects to have each of such Cyprus Amax Share converted pursuant to one or more of the following three election options, in the manner indicated in Box A above:



          (A) CASH ELECTION:  The right to receive cash equal to $19.81;



          (B) STOCK ELECTION:  The right to receive 0.3376 Phelps Dodge Shares;
     or



          (C) NO ELECTION:  The right not to make any election.


     Unless the context otherwise requires and unless and until the Cyprus Amax Rights are redeemed, all references to Cyprus Amax Shares shall include the associated Cyprus Amax Rights.


     Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance of the Cyprus Amax Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Phelps Dodge, all right, title and interest in and to all of the Cyprus Amax Shares that are being tendered hereby and any and all Cyprus Amax Shares and other securities issued or issuable in respect thereof on or after September 2, 1999 (collectively, "Distributions"), and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Cyprus Amax Shares (and any Distributions), (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver such Cyprus Amax Share Certificates (as defined herein) (and any Distributions) or transfer ownership of such Cyprus Amax Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Phelps Dodge,
(b) present such Cyprus Amax Shares (and any Distributions) for transfer on the books of Cyprus Amax and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Cyprus Amax Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.


     THE UNDERSIGNED UNDERSTANDS THAT STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE CYPRUS AMAX RIGHT FOR EACH CYPRUS AMAX SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF CYPRUS AMAX SHARES, UNLESS THE RIGHTS PLAN CONDITION (AS DEFINED IN THE PROSPECTUS) HAS BEEN SATISFIED OR WAIVED. UNLESS THE CYPRUS AMAX DISTRIBUTION DATE (AS DEFINED IN THE PROSPECTUS) OCCURS, A TENDER OF CYPRUS AMAX SHARES WILL CONSTITUTE A TENDER OF THE ASSOCIATED CYPRUS AMAX RIGHTS. SEE INSTRUCTION 10.

     The undersigned hereby irrevocably appoints the designees of Phelps Dodge, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all of the Cyprus Amax Shares tendered hereby (and any Distributions) which have been accepted by Phelps Dodge prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting), of Cyprus Amax or otherwise. This proxy and power of attorney is coupled with an interest in the Cyprus Amax Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance of such Cyprus Amax Shares (and any Distributions) by Phelps Dodge in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy granted by the undersigned at any time with respect to such Cyprus Amax Shares (and any Distributions) and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that, in order for Cyprus Amax Shares to be deemed validly tendered immediately upon Phelps Dodge's acceptance of such Cyprus Amax Shares (and any Distributions) for exchange, Phelps Dodge or its designee must be able to exercise full voting rights with respect to such Cyprus Amax Shares (and any Distributions).


     The undersigned understands that each election is subject to certain terms, conditions and limitations that have been set forth in the Prospectus.



     The undersigned acknowledges that the Offer provides for proration if, as a result of elections made by Cyprus Amax shareholders, either the fixed amount of cash or aggregate number of Phelps Dodge Common Shares would otherwise be exceeded. In such a case, the undersigned understands that the undersigned may receive a combination of cash and Phelps Dodge Common Shares that differs from the election(s) made in Box A.


     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Cyprus Amax Shares (and any Distributions) tendered hereby and that when the same are accepted for exchange by Phelps Dodge, Phelps Dodge will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Phelps Dodge to be necessary or desirable to complete the sale, assignment and transfer of the Cyprus Amax Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Phelps Dodge any and all Distributions in respect of the Cyprus Amax Shares tendered hereby, accompanied by appropriate documentation of transfer.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successor and assigns of the undersigned. Subject to the withdrawal rights set forth under "The Offer -- Withdrawal Rights" in the Prospectus, the tender of Cyprus Amax Shares hereby made is irrevocable.

     The undersigned understands that tenders of Cyprus Amax Shares pursuant to any one of the procedures described under "The Offer -- Procedure for Tendering" in the Prospectus and in the instructions hereto and acceptance of such Cyprus Amax Shares will constitute a binding agreement between the undersigned and Phelps Dodge upon the terms and subject to the conditions set forth in the Offer.


     Unless otherwise indicated herein under "Special Issuance Instructions," please issue the shares of Phelps Dodge Common Shares and/or a check for cash, in the name of and/or return any certificates for Cyprus Amax Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Cyprus Amax Shares Tendered." Similarly, unless otherwise indicated above under "Special Delivery Instructions," please mail the Phelps Dodge Common Shares and/or a check for cash, and cash in lieu of fractional Phelps Dodge Common Shares and/or return any certificates for Cyprus Amax Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Cyprus Amax Shares Tendered." In the event that both the Special Delivery Instructions and the Special Issuance Instructions are completed, please issue the Phelps Dodge Common Shares and/or a check for cash, and/or issue any certificates for Cyprus Amax Shares not so tendered or accepted in the name of, and deliver said certificates and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that Phelps Dodge has no obligation to transfer any Cyprus Amax Shares from the name of the registered holder thereof if Phelps Dodge does not accept any of the Cyprus Amax Shares so tendered.

          ------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)


        To be completed ONLY if certificate(s) for Cyprus Amax Shares not tendered or not accepted and/or the Phelps Dodge Common Shares, cash, or a combination of cash and Phelps Dodge Common Shares are to be issued in the name of someone other than the undersigned.



   Issue Phelps Dodge Common Shares, cash, or a combination of cash and Phelps Dodge Common Shares and/or certificate(s) to:


   Name
   -------------------------------------------------------------------
                                (PLEASE TYPE OR PRINT)

   Address
   -------------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 6 AND 7)


        To be completed ONLY if certificate(s) for Cyprus Amax Shares not tendered or not accepted and/or the Phelps Dodge Common Shares, cash, or a combination of cash and Phelps Dodge Common Shares are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.



   Mail Phelps Dodge Common Shares and/or certificate(s), cash, or a combination of cash and Phelps Dodge Common Shares to:


   Name
   -------------------------------------------------------------------
                                (PLEASE TYPE OR PRINT)

   Address
   -------------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

          ------------------------------------------------------------

                                   IMPORTANT
                             SHAREHOLDERS SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)

Dated:
--------------------------- , 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s):------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title)
                ----------------------------------------------------------------

Address:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number:
                           -----------------------------------------------------

Tax Identification or Social Security No.:
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           SEE INSTRUCTIONS 1 AND 5)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW
Authorized Signature:
                ----------------------------------------------------------------

Name: --------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
       -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Name of Firm:
           ---------------------------------------------------------------------

Area Code and Telephone Number:
                           -----------------------------------------------------

Dated:
--------------------------- , 1999

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Election and Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Election and Transmittal need not be guaranteed (i) if this Letter of Election and Transmittal is signed by the registered holder(s) of the Cyprus Amax Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Cyprus Amax Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Issuance Instructions" on this Letter of Election and Transmittal or (ii) if such Cyprus Amax Shares are tendered for the account of an Eligible Institution. See Instruction 5.



     2. DELIVERY OF LETTER OF ELECTION AND TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Election and Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Offer -- Procedure for Tendering" in the Prospectus. Certificates for all physically tendered Cyprus Amax Shares ("Cyprus Amax Share Certificates"), or confirmation of any book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility of Cyprus Amax Shares tendered by book-entry transfer ("Book-Entry Confirmation"), as well as this Letter of Election and Transmittal or facsimile thereof, properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Election and Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).



     Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Cyprus Amax Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Offer -- Procedure for Tendering" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form made available by Phelps Dodge must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Cyprus Amax Share Certificates for all tendered Cyprus Amax Shares (or a Book-Entry Confirmation), in proper form for transfer, together with a properly completed and duly executed Letter of Election and Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and all other documents required by this Letter of Election and Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.



     IF CYPRUS AMAX SHARE CERTIFICATES ARE FORWARDED SEPARATELY TO THE EXCHANGE AGENT, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF ELECTION AND TRANSMITTAL MUST ACCOMPANY EACH SUCH DELIVERY.


     THE METHOD OF DELIVERY OF CYPRUS AMAX SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.


     No alternative, condition or contingent tenders will be accepted and no fractional Cyprus Amax Shares will be accepted. All tendering shareholders, by execution of this Letter of Election and Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Cyprus Amax Shares for exchange.


     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Cyprus Amax Shares should be listed on a separate schedule attached hereto.


     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Cyprus Amax Shares evidenced by any certificate submitted are to be tendered, fill in the number of Cyprus Amax Shares which are to be tendered in the box entitled "Number of Cyprus Amax Shares Tendered." In such cases, new certificate(s) for the remainder of the Cyprus Amax Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Election and Transmittal, as soon as practicable after the Expiration Date. All Cyprus Amax Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF ELECTION AND TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Election and Transmittal is signed by the registered holder(s) of the Cyprus Amax Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.



     If any of the Cyprus Amax Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Election and Transmittal.



     If any of the tendered Cyprus Amax Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal as there are different registrations of certificates.



     If this Letter of Election and Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Phelps Dodge of their authority so to act must be submitted.



     If this Letter of Election and Transmittal is signed by the registered holder(s) of the Cyprus Amax Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless Phelps Dodge Common Share or certificates for Cyprus Amax Shares not tendered or accepted are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.



     If this Letter of Election and Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.



     6. STOCK TRANSFER TAXES. Phelps Dodge will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Cyprus Amax Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made to, or (in the circumstances permitted hereby) if certificates for Cyprus Amax Shares not tendered or accepted are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Election and Transmittal, the tendering holder must provide satisfactory evidence of the payment of any applicable transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person prior to the delivery of the consideration pursuant to the Offer. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Election and Transmittal.



     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for Phelps Dodge Common Shares and/or a check for cash, and/or certificates for Cyprus Amax Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the person(s) signing this Letter of Election and Transmittal or if certificates for Phelps Dodge Common Shares and/or a check for cash, and cash in lieu of fractional Phelps Dodge Common Shares and/or certificates for Cyprus Amax Shares not tendered or not accepted for exchange are to be mailed to someone other than the person(s) signing this Letter of Election and Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Election and Transmittal should be completed. Shareholders tendering Cyprus Amax Shares by book-entry transfer may request that Cyprus Amax Shares not accepted pursuant to the Offer be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Cyprus Amax Shares not accepted will be returned by crediting the account at the Book-Entry Transfer Facility designated herein.



     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Prospectus, this Letter of Election and Transmittal, the Notice of Guaranteed Delivery and other exchange offer materials may be obtained from, the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company.

     9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. In addition, payments of cash in lieu of fractional shares of Phelps Dodge Common Shares that are made to such shareholder with respect to Cyprus Amax Shares accepted pursuant to the Offer may be subject to backup withholding of 31%. The box in Part 3 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent must withhold 31% of all payments of cash thereafter until a TIN is provided to the Exchange Agent. In addition, the Exchange Agent may backup withhold during the 60 day period under certain circumstances. The shareholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Cyprus Amax Shares or of the last transferee appearing on the stock powers attached to, or endorsed on, the Cyprus Amax Shares. If the Cyprus Amax Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


     10.  TENDER OF CYPRUS AMAX RIGHTS AFTER CYPRUS AMAX'S DISTRIBUTION
DATE. If the Cyprus Amax Distribution Date occurs and separate certificates representing the Cyprus Amax Rights are distributed by Cyprus Amax or the Rights Agent to holders of Cyprus Amax Shares prior to the time a holder's Cyprus Amax Shares are tendered pursuant to the Offer, certificates representing a number of Cyprus Amax Rights equal to the number of Cyprus Amax Shares tendered must be delivered to the Exchange Agent, or, if available, a Book-Entry Confirmation received by the Exchange Agent with respect thereto, in order for such Cyprus Amax Shares to be validly tendered. If the Cyprus Amax Distribution Date occurs and separate certificates representing the Cyprus Amax Rights are not distributed prior to the time Cyprus Amax Shares are tendered pursuant to the Offer, Cyprus Amax Rights may be tendered prior to a stockholder receiving the certificates for Cyprus Amax Rights by use of the guaranteed delivery procedures described under "The Offer -- Procedure for Tendering" in the Prospectus. If Cyprus Amax Rights certificates are distributed but are not available to a shareholder prior to the time Cyprus Amax Shares are tendered pursuant to the Offer, a tender of Cyprus Amax Shares constitutes an agreement by the tendering shareholder to deliver to the Exchange Agent pursuant to such guaranteed delivery procedures, prior to the expiration of the period to be specified in the Notice of Guaranteed Delivery and the related Letter of Election and Transmittal for delivery of Cyprus Amax Rights certificates or a Book-Entry Confirmation for Cyprus Amax Rights (the "Cyprus Amax Rights Delivery Period"), Cyprus Amax Rights certificates representing a number of Cyprus Amax Rights equal to the number of Cyprus Amax Shares tendered. Phelps Dodge reserves the right to require that it receive such Cyprus Amax Rights certificates (or a Book-Entry Confirmation with respect to such Cyprus Amax Rights) prior to accepting Cyprus Amax Shares for exchange.


     Nevertheless, Phelps Dodge will be entitled to accept for exchange Cyprus Amax Shares tendered by a stockholder prior to receipt of the Cyprus Amax Rights certificates required to be tendered with such Cyprus Amax Shares or a Book-Entry Confirmation with respect to such Cyprus Amax Rights and either (i) subject to complying with applicable rules and regulations of the Securities and Exchange Commission, withhold payment for such Cyprus Amax Shares pending receipt of the Cyprus Amax Rights certificates or a Book-Entry Confirmation for such Cyprus Amax Rights or (ii) exchange Cyprus Amax Shares accepted for exchange pending receipt of the Cyprus Amax Rights certificates or a Book-Entry Confirmation for such Cyprus Amax Rights in reliance upon the guaranteed delivery procedures. In addition, after expiration of the Cyprus Amax Rights Delivery Period, Phelps Dodge may instead elect to reject as invalid a tender of Cyprus Amax Shares with respect to which Cyprus Amax Rights certificates or a Book-Entry Confirmation for an equal number of Cyprus Amax Rights have not been received by the Exchange Agent. Any determination by Phelps Dodge to make payment for Cyprus Amax Shares in reliance upon such guaranteed delivery procedure or, after expiration of the Cyprus Amax Rights Delivery Period, to reject a tender as invalid, shall be made, subject to applicable law, in the sole and absolute discretion of Phelps Dodge.


     11. LOST OR DESTROYED CERTIFICATES. If any Cyprus Amax Share certificate(s) representing Cyprus Amax Shares has been lost or destroyed, the holders should promptly notify Cyprus Amax's Transfer Agent. The holders will then be instructed as to the procedure to be followed in order to replace the Cyprus Amax Share certificates. This Letter of Election and Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Cyprus Amax Share certificates have been followed.



     12. REVOCATION OR CHANGE OF ELECTION. An election is irrevocable, except that Cyprus Amax Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and, unless previously accepted pursuant to the Offer, may also be withdrawn at any time after November 2, 1999. After an effective withdrawal you may change your election by submitting to the Exchange Agent a completed replacement of this document and any other documents required by the Offer for properly tendering Cyprus Amax Shares prior to the Expiration Date.

     13. ELECTION PROCEDURES AND PRORATION. To properly complete Box A you must indicate the number of your Cyprus Amax Shares for which you are electing to receive cash, stock, for which you are not making any election and your name and address must be set forth in the column under the heading "Name and Address of Registered Holder(s)" and either (i) the number of each Cyprus Amax Share certificate that you are surrendering with this document must be written in the column under the heading "Certificate Number" or (ii) if you are using the guarantee of delivery procedures, the number of shares represented by your stock certificates to be delivered pursuant to such procedures must be written in the column under the heading "Number of Shares Represented by Certificate."



     If the elections by Cyprus Amax shareholders result in an oversubscription of either the cash consideration or the stock consideration, the procedures for proration set forth in the Prospectus will be followed by the Exchange Agent. Accordingly, there can be no assurance that your election will result in your receipt of your desired form or mix of consideration. However, in all events, the desired form and mix of consideration you will receive will be closer to your desired choice than if you had made no election. If the elections by Cyprus Amax shareholders result in an oversubscription of either the cash consideration or the stock consideration and you do not make any election, you will receive whatever consideration is not oversubscribed.



     IMPORTANT: THIS LETTER OF ELECTION AND TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH CYPRUS AMAX SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.


                           IMPORTANT TAX INFORMATION

     Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8 or successor form, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     Backup withholding is not an additional tax. Rather, the tax liability of person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 9)

--------------------------------------------------------------------------------


  PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
------------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT         --------------------------
  FORMW-9                         AND CERTIFY BY SIGNING AND DATED BELOW.                       SOCIAL SECURITY NUMBER(S)
                                                                                                            OR
                                                                                              ------------------------------
                                                                                            EMPLOYER IDENTIFICATION NUMBER(S)
                                ----------------------------------------------------------------------------------------------
 DEPARTMENT OF
  THE TREASURY                    PART 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I                PART 3
  INTERNAL REVENUE                CERTIFY THAT:
  SERVICE                                                                                           AWAITING TIN  [ ]
  PAYER'S REQUEST FOR TAXPAYER    (1) The number shown on this form is my correct Taxpayer
  IDENTIFICATION                      Identification Number (or I am waiting for a number
  NUMBER ("TIN")                      to be issued to me); and
                                  (2) I am not subject to backup withholding either
                                      because (i) I am exempt from backup withholding,
                                      (ii) I have not been notified by the Internal Reve-
                                      nue Service (the "IRS") that I am subject to backup
                                      withholding as a result of a failure to report all
                                      interest or dividends, or (iii) the IRS has noti-
                                      fied me that I am no longer subject to backup
                                      withholding.
------------------------------------------------------------------------------------------------------------------------------
   Certificate Instructions -- You must cross out item (2) in Part 2 if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

------------------------------------------------------------------------------------------------------------------------------
   SIGNATURE: --------------------------------------------------  DATE: ------------
   NAME (PLEASE PRINT): ------------------------------------------------------------
   ADDRESS: ------------------------------------------------------------------------
   CITY, STATE AND ZIP CODE: -------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL INCOME SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATIONS OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a Taxpayer Identification Number.

------------------------------------------------------------    ---------------------------------
                         Signature                                            Date
Name (Please Print):
------------------------------------------------------------

                    The Information Agent for this Offer is:
                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

                        Bankers and Brokers Call Collect
                                 (212)-750-5833

                           All Others Call Toll Free
                                 1-877-750-5838

                      The Dealer Manager for the Offer is:

                       MORGAN STANLEY & CO. INCORPORATED
                                 1585 Broadway
                               New York, NY 10036
                                 (212) 761-4000